UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 25, 2018

EAST WEST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24939	95-4703316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 N Los Robles Ave., 7th Floor, Pasadena, California 91101
(Address of principal executive offices) (Zip code)

(626) 768-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

East West Bancorp, Inc.
Current Report of Form 8-K

Item 2.02. Results of Operations and Financial Condition

On January 25, 2018, East West Bancorp, Inc. (the “Company”) announced, via press release, its financial results for the quarter and full year ended December 31, 2017 (the “Press Release”). The Press Release is available on the Company’s website. The Press Release is “furnished” as Exhibit 99.1 to this Current Report on Form 8-K pursuant to General Instruction B.2 of Form 8-K and is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities under that Section. This exhibit shall not be incorporated by reference into any filings the Company has made or may make under the Securities Act of 1933 (the “Securities Act”) or Exchange Act, except as otherwise expressly stated in such filing.

Item 7.01. Regulation FD Disclosure

On January 25, 2018, the Company will hold a conference call to discuss its financial results for the quarter and full year ended December 31, 2017, including the Press Release and other matters relating to the Company. The Company has also made available on its website presentation materials containing certain historical and forward-looking information relating to the Company (the “Presentation Materials”). The Presentation Materials are furnished as Exhibit 99.2 and are incorporated by reference in this Item 7.01. All information in Exhibit 99.2 is presented as of the particular date or dates referenced therein, and the Company does not undertake any obligation to, and disclaims any duty to, update any of the information provided. The information provided in Item 7.01 of this report, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall the information or Exhibit 99.2 be deemed incorporated by reference in any filings under the Securities Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1           Press Release, dated January 25, 2018.
99.2           Presentation Materials, dated January 25, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAST WEST BANCORP, INC.

Date: January 25, 2018	By:	/s/ Irene H. Oh
Irene H. Oh
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated January 25, 2018.
99.2	Presentation Materials, dated January 25, 2018.

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